UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material pursuant to Rule 14a-12

HeartSciences Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Explanatory Note

This filing contains certain communications made in connection with the Proposed Transaction (as defined below) including a press release published by Fortitude Mining Holdings, Inc. (“Fortitude”) and a social media post published by a certain executive officer of Digital Currency Group, Inc. (“DCG”).

Fortitude, a vertically-integrated digital asset mining platform anchored in Zcash, and HeartSciences Inc. (“HeartSciences”) (Nasdaq: HSCS), an AI-powered medical technology company, have entered into a definitive merger agreement to combine in an all-stock transaction (the “Proposed Transaction”). The following is important information that should be read together with communications included herein.

Additional Information About the Proposed Transaction and Where to Find It

Communications related to each of Fortitude and HeartSciences, their respective businesses and the Proposed Transaction may be deemed solicitation material in respect of the Proposed Transaction. In connection with the Proposed Transaction, on October 19, 2026, HeartSciences filed a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) with the U.S. Securities and Exchange Commission (“SEC”), and may file additional relevant materials with the SEC from time to time. HeartSciences will mail the Definitive Proxy Statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the Proposed Transaction. INVESTORS AND SHAREHOLDERS OF HEARTSCIENCES ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT HEARTSCIENCES HAS FILED OR MAY FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT HEARTSCIENCES AND THE PROPOSED TRANSACTION. COMMUNICATIONS THAT DO NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE PROPOSED TRANSACTION AND RELATED MATTERS ARE NOT INTENDED TO PROVIDE THE BASIS FOR ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF SUCH MATTERS. The Definitive Proxy Statement, the preliminary proxy statement and other relevant materials in connection with the Proposed Transaction (when they become available), and any other documents filed by HeartSciences with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and shareholders may obtain free copies of the documents filed with the SEC or by sending a request to the HeartSciences Investor Relations Department at investorrelations@heartsciences.com.

Cautionary Note Regarding Forward-Looking Information

Communications may contain forward-looking statements concerning HeartSciences, Fortitude and the Proposed Transaction and other matters. These forward-looking statements generally can be identified by the use of words such as “aim,” “anticipate,” “expect,” “design,” “plan,” “will,” “would,” “believe,” “estimate,” “goal,” "intend," and other words of similar meaning, but the absence of these words does not mean that a statement is not forward-looking. All statements contained in such communication that do not relate to matters of historical fact should be considered forward-looking statements.

These forward-looking statements are based on management’s current expectations and assumptions as of the date of such communication and are subject to a number of known and unknown risks, uncertainties, and other factors that could cause actual results to diﬀer materially from those expressed or implied by such statements, which may include, without limitation, the following: the risk that the Proposed Transaction may not be completed on the anticipated timeline or at all; the failure to satisfy the conditions to the closing of the Proposed Transaction, including obtaining the requisite approval of the HeartSciences shareholders; market, macroeconomic, or other conditions that could adversely aﬀect either HeartSciences or Fortitude, or the combined company; risks related to the integration of the two companies and the management of a newly public company; risks relating to Fortitude’s operations and business, including the highly volatile nature of the price of Zcash and other cryptocurrencies; and risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally. Additional factors that may cause actual results to diﬀer materially from those expressed or implied by the forward-looking statements in such communications are discussed in the Definitive Proxy Statement, the preliminary proxy statement, HeartSciences’ 2026 Annual Report on Form 10-K, filed with the SEC on July 23, 2026, HeartSciences’ Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2026, filed with the SEC on September 14, 2026, and other HeartSciences’ reports filed with the SEC from time to time. Readers are cautioned not to place undue reliance on these forward-looking statements. Each of HeartSciences and Fortitude expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law. Any forward-looking statements made in such communications are made as of the date of the communication.

Participants in the Solicitation

HeartSciences and Fortitude, their respective directors and executive officers, and certain executive officers of DCG may be deemed to be participants in the solicitation of proxies from HeartSciences’ shareholders with respect to the Proposed Transaction. Information regarding the identity of the potential participants, and their direct or indirect interests in the Proposed Transaction, by security holdings or otherwise, is set forth in the Definitive Proxy Statement and other materials that have been or may be filed with the SEC in connection with the Proposed Transaction.

In the ordinary course of business, Fortitude currently sells or otherwise monetizes all the digital assets that it mines, including ZEC. In addition, Fortitude and its affiliates and subsidiaries, including DCG, from time to time sell, pledge or otherwise monetize their digital asset holdings, including ZEC. The funds received from such sales, pledges, or other monetization activities are used to fund operating expenses and capital investments, as well as for other purposes, including to hedge exposures and realize investment gains.

Fortitude Announces 15 MW Aurora, Nebraska Facility Now Participating in Southwest Power Pool Markets

Aurora Facility Participates in Southwest Power Pool Markets Through Dispatchable Demand Response, Supporting Grid Reliability

FAIRPORT, N.Y. –(BUSINESS WIRE)-- Fortitude Mining Holdings, Inc. (“Fortitude” or the “Company”), a vertically integrated digital asset mining platform anchored in Zcash, today announced that its 15-megawatt (MW) facility in Aurora, Nebraska, is participating in the Southwest Power Pool (SPP) wholesale electricity markets through Dispatchable Demand Response (DDR), representing another milestone in Fortitude's strategy to build and operate vertically integrated digital asset mining infrastructure with flexible power capabilities.

“A flexible power portfolio is central to our strategy for building and operating scalable, vertically integrated digital asset mining infrastructure,” said Jaime Leverton, CEO of Fortitude. “Our Aurora Facility demonstrates how we can leverage flexible power capabilities to respond dynamically to grid conditions, support grid reliability, and optimize our operating economics. Participation in SPP markets is intended to strengthen our ability to manage power consumption strategically while creating additional operational flexibility. As we continue to expand our infrastructure portfolio, we believe this approach will be a key driver of capital efficiency, operational performance, and long-term competitive advantage.”

The Aurora Facility, served by Southern Public Power District (SPPD) through a wholesale supply agreement with Nebraska Public Power District (NPPD), is designed to adjust its electricity usage in response to grid conditions and market signals, allowing for demand-side flexibility while supporting the efficient operation of its mining infrastructure.

“Fortitude's Aurora Facility is a great example of how flexible electricity demand can benefit both our power system and the communities we serve,” said Thomas Kent, CEO of Nebraska Public Power District. “The Facility’s ability to operate at a consistent load while rapidly reducing consumption when grid conditions require it provides valuable flexibility without placing the same demands on the system as traditional, non-interruptible industrial loads. This partnership between Fortitude, our wholesale customer Southern Public Power District, and NPPD can help us better utilize existing generation resources, manage periods of peak demand, and support continued economic development in Nebraska. Fortitude and Southern have been great partners, and we look forward to building on this relationship.”

Fortitude's Flexible Power Strategy

Fortitude’s participation in SPP wholesale electricity markets reflects its strategy of leveraging flexible power capabilities to optimize operating economics, support grid reliability, and maximize infrastructure utilization.

Through SPP's DDR framework, eligible electricity consumers can adjust power usage in response to dispatch instructions and market conditions. This flexibility enables large-scale electricity users to support regional grid balancing while creating opportunities to manage and optimize power costs.

We believe digital asset mining is particularly well-suited to this model. Unlike traditional industrial operations that typically require continuous electricity consumption, mining facilities are typically designed to rapidly adjust electrical loads in response to power prices, grid demand, and market signals, providing valuable demand-side flexibility.

Fortitude's Aurora Facility demonstrates this strategy in practice, integrating the Company's mining operations with regional power markets to enable more dynamic energy management. As Fortitude continues to seek to expand its power portfolio, the Company remains focused on leveraging flexible infrastructure and disciplined power management to drive operational efficiency, optimize energy costs, and strengthen its long-term competitive position.

About Fortitude

Fortitude, currently wholly-owned by Digital Currency Group (“DCG”), is an institutional-scale, vertically integrated venture mining platform operating across the Proof-of-Work ecosystem and anchored in Zcash. Fortitude pairs self-mining operations with an owned data center footprint, a diversified power portfolio backed by competitive long-term contracts, and disciplined capital allocation to identify and scale high-conviction opportunities in emerging Proof-of-Work ecosystems, beginning with its leadership position in the Zcash network. Fortitude is led by an experienced team of operators, capital markets professionals, and digital asset specialists with a track record of identifying and scaling high-conviction opportunities and building privacy-preserving digital asset infrastructure.

For more information, visit www.fortitudemining.com and follow Fortitude on X at @FortitudeCrypto.

In the ordinary course of business, Fortitude currently sells or otherwise monetizes all the digital assets that it mines, including ZEC. In addition, Fortitude and its affiliates and subsidiaries, including DCG, from time to time sell, pledge or otherwise monetize their digital asset holdings, including ZEC. The funds received from such sales, pledges, or other monetization activities are used to fund operating expenses and capital investments, as well as for other purposes, including to hedge exposures and realize investment gains.

Cautionary Note Regarding Forward-Looking Information

This press release contains forward-looking statements. These forward-looking statements generally can be identified by the use of words such as “expect,” “plan,” “will,” “would,” “believe,” “intend,” “potential,” “may” and other words of similar meaning, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, its plans and expectations concerning the Aurora Facility’s participation in the SPP markets, including stronger ability to manage power consumption strategically, creation of additional operational flexibility and other benefits, its expectations concerning the continued growth of its power portfolio and the expectation that the Proposed Transaction will bring Fortitude to the public markets. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements.

These forward-looking statements are based on management’s current expectations and assumptions as of the date of this press release and are subject to a number of known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the following: the risk that the Proposed Transaction may not be completed on the anticipated timeline or at all; the failure to satisfy the conditions to the closing of the Proposed Transaction, including obtaining the requisite approval of the HeartSciences shareholders; market, macroeconomic, or other conditions that could adversely affect either HeartSciences or Fortitude, or the combined company; risks related to the integration of the two companies and the management of a newly public company; risks relating to Fortitude’s operations and business, including the highly volatile nature of the price of Zcash and other cryptocurrencies; and risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally. Additional factors that may cause actual results to differ materially from those expressed or implied by the forward-looking statements in this press release are discussed in the definitive proxy statement filed on Schedule 14A by HeartSciences with the U.S. Securities and Exchange Commission (“SEC”) in connection with the Proposed Transaction on October 19, 2026 (the “Definitive Proxy Statement”), HeartSciences’ 2026 Annual Report on Form 10-K, filed with the SEC on July 23, 2026, HeartSciences’ Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2026, filed with the SEC on September 14, 2026, and other HeartSciences’ reports filed with the SEC from time to time. Readers are cautioned not to place undue reliance on these forward-looking statements. Each of HeartSciences and Fortitude expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law. All forward-looking statements are made as of the date of this press release.

Additional Information About the Proposed Transaction and Where to Find It

This press release may be deemed solicitation material in respect of the Proposed Transaction. In connection with the Proposed Transaction, HeartSciences has filed the Definitive Proxy Statement and may file additional relevant materials with SEC. HeartSciences is mailing the Definitive Proxy Statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the Proposed Transaction. INVESTORS AND SHAREHOLDERS OF HEARTSCIENCES ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT HEARTSCIENCES HAS FILED OR MAY FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT HEARTSCIENCES AND THE PROPOSED TRANSACTION. THIS PRESS RELEASE DOES NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE PROPOSED TRANSACTION AND RELATED MATTERS AND IS NOT INTENDED TO PROVIDE THE BASIS FOR ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF SUCH MATTERS. The Definitive Proxy Statement and other relevant materials in connection with the Proposed Transaction, and any other documents filed by HeartSciences with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and shareholders may obtain free copies of the documents filed with the SEC or by sending a request to the HeartSciences Investor Relations Department at investorrelations@heartsciences.com.

Participants in the Solicitation

HeartSciences and Fortitude, their respective directors and executive officers, and certain executive officers of DCG may be deemed to be participants in the solicitation of proxies from HeartSciences’ shareholders with respect to the Proposed Transaction. Information regarding the identity of the potential participants, and their direct or indirect interests in the Proposed Transaction, by security holdings or otherwise, is set forth in the Definitive Proxy Statement and other materials that have been or may be filed with the SEC in connection with the Proposed Transaction.

No Offer or Solicitation

This press release and the information contained herein is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The Proposed Transaction will be implemented solely pursuant to the terms and conditions of the merger agreement, which contain the full terms and conditions of the Proposed Transaction.

Investor Relations and Media Contact:

ICR
Phone: 917-375-9457
Email: IR@fortitudemining.com

Barry Silbert reposted

Fortitude
@FortitudeCrypto

X.com

Fortitude's 15 MW Aurora, Nebraska Facility is now participating in Southwest Power Pool wholesale electricity markets through Dispatchable Demand Response, marking another milestone in the Company's strategy to build and operate vertically integrated digital asset mining infrastructure with flexible power capabilities.

Read the full announcement:
businesswire.com/news/home/2026....

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